EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of E-Rex, Inc. (the "Company") on Form 10-KSB/A for the year ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Dilley, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Carl Dilley
________________________
Carl  Dilley
Chief  Executive  Officer  and
Chief  Financial  Officer
August  26,  2002

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